UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 27, 2007

Apartment Investment and Management Company
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-13232	841259577
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado		80237
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-691-4415

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On December 27, 2007, Apartment Investment and Management Company ("Aimco") entered into a Rule 10b5-1 trading plan with a broker to facilitate the repurchase of shares of its Class A Common Stock.

Rule 10b5-1 allows a company to purchase its shares at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods. The shares to be repurchased under the Aimco's 10b5-1 plan would be part of the previously disclosed share repurchase authorization approved by Aimco’s Board of Directors.

The 10b5-1 share purchase period will commence in January 2008. Purchases will be implemented by a broker and will be based upon the guidelines and parameters of the 10b5-1 plan. There is no guarantee as to the exact number of shares that will be repurchased under the share repurchase program, and Aimco may discontinue purchases at any time.

As previously announced, Aimco has declared a special dividend on its Class A Common Stock, payable to stockholders of record at the close of business on December 31, 2007. The special dividend is payable in cash or shares of Class A Common Stock, at the election of each holder, subject to certain limitations. Aimco has filed with the SEC a prospectus supplement relating to shares of Class A Common Stock that may be issued in payment of the special dividend. In connection therewith, Aimco has filed as Exhibit 5.1 to this report, the opinion of DLA Piper US LLP as to the legality of the securities and, as Exhibit 8.1 to this report, the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit Number Description

5.1 Opinion of DLA Piper US LLP, as to legality of securities

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as to certain tax matters

23.1 Consent of DLA Piper US LLP (included in Exhibit 5.1)

23.2 Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1)

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apartment Investment and Management Company

January 2, 2008	By:	Thomas M. Herzog

Name: Thomas M. Herzog
Title: Executive Vice President & Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

5.1	Opinion of DLA Piper US LLP, as to legality of securities (includes Exhibit 23.1, Consent of DLA Piper US LLP)
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, as to certain tax matters (includes Exhibit 23.2, Consent of Skadden, Arps, Slate, Meagher & Flom LLP)